Exhibit 99.1

FOR IMMEDIATE RELEASE	NEWS RELEASE Contacts: Terry Freeman, CFO Integrated Electrical Services, Inc. 713-860-1500 Ken Dennard / ksdennard@drg-l.com Karen Roan / kcroan@drg-l.com DRG&E / 713-529-6600

INTEGRATED ELECTRICAL SERVICES REPORTS
FISCAL 2011 FOURTH QUARTER AND YEAR-END RESULTS

HOUSTON — DECEMBER 19, 2011 — Integrated Electrical Services, Inc. (NASDAQ: IESC) today announced financial results for its fiscal 2011 fourth quarter and year ended September 30, 2011.  The following highlights include results based upon the Company’s ‘go forward’ operations.  The Company uses the term ‘go forward’ to refer to the results disclosed in its annual report on Form 10-K for the fiscal year ended September 30, 2011, excluding the revenues and expenses attributable to the Company’s 2011 Restructuring Plan, which is described in detail below.  On a year-over-year basis, highlights for the fourth quarter of fiscal 2011 and the full year of fiscal 2011 include:

    Fourth Quarter of Fiscal 2011 as Compared to Fourth Quarter of Fiscal 2010

●	Net loss of $12.0 million, or $(0.82) per share; adjusted net loss of $2.3 million, or $(0.16) per share, an improvement of $5.9 million

●	Revenue of $126.9 million; ‘go forward’ revenue of $119.5 million, an increase of 20.7%

●	Adjusted EBITDA (earnings (loss) before interest, taxes, depreciation and amortization) of $(1.1) million, an improvement of $5.3 million

●	Consolidated Cash Flow from Operations of $11.8 million

●
The Commercial & Industrial segment’s fiscal 2011 fourth quarter included approximately $1.0 million of expense primarily due to increased material exposure on a long-term contract and a recently implemented warranty reserve

     Fourth Quarter of Fiscal 2011 as Compared to Fourth Quarter of Fiscal 2010

●	Net loss of $37.7 million, or $(2.60) per share; adjusted net loss of $17.5 million, or $(1.21) per share

●	Revenue of $481.6 million; ‘go forward’ revenue of $437.5 million, an increase of 10.0%

●	Adjusted EBITDA (earnings (loss) before interest, taxes, depreciation and amortization) of $(11.6) million, a decrease of $0.7 million

●	Year-end net working capital (excluding cash and cash equivalents) was reduced to 5.6% of revenues in fiscal 2011, from 10.9% of revenues in fiscal 2010

●	Revenue per employee of $177,000, an increase of 12%

James Lindstrom, Chairman and Chief Executive Officer, stated, “We made significant progress during the quarter due to our intense focus on returning to profitability.  Cost reductions, working capital management and revenue growth in our ‘go forward’ operations led to positive cash generation from consolidated operations; thereby, solidifying our financial profile to weather the ongoing economic uncertainty.  While we continue to benefit from favorable trends in certain markets, including data center and mission critical infrastructure and transmission and distribution, we are well aware of the difficult commercial construction environment and will continue to focus on cost control, returns on risk adjusted capital and project execution, particularly in our Commercial & Industrial segment.”

BACKLOG
As of September 30, 2011, backlog was approximately $175 million compared to $219 million as of September 30, 2010.  The year-over-year decline in backlog is primarily due to actions taken to close certain unprofitable operations in the Company’s Commercial & Industrial division.

NON-GAAP FINANCIAL MEASURES AND OTHER ADJUSTMENTS
The Company has disclosed in this press release ‘Go Forward’ results, Adjusted Net Income, Adjusted Net Income Per Share, EBITDA (earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA, which are not financial measures calculated in accordance with generally accepted accounting principles in the U.S.  (“GAAP”).  Management believes that these measures provide useful information to investors by reflecting additional ways of viewing aspects of the Company’s operations that, when reconciled to the corresponding GAAP measures, help our investors to better identify underlying trends in our business and facilitate easier comparisons of our financial performance with prior and future periods and to our peers.  Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP.  Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures.  A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

2011 RESTRUCTURING PLAN
During the second quarter of fiscal 2011, the Company determined that certain underperforming facilities within its Commercial & Industrial division would be either sold or closed over a six to twelve month period.  This restructuring is a key element of management’s overall plan to return the Company to profitability.  The operations directly affected by this restructuring are located in Arizona, Florida, Iowa, Louisiana, Massachusetts, Nevada and Texas.  These locations were selected based upon current business prospects and the extended time frame needed to return the operations to profitability.  The Company is in the process of winding down these operations and projects that closure costs associated with the restructuring could range from $4.5 million to $5.5 million in the aggregate, which would include equipment and lease termination expenses, consulting expenses and severance costs.  As of September 30, 2011, the Company has concluded the majority of its wind-down facilities and incurred restructuring expenses of $3.8 million.
   For the fourth quarter of fiscal 2011, these wind-down operations represent $7.4 million in revenues and a net loss of $7.3 million.  At September 30, 2011, the wind-down facilities had approximately $9.0 million of contracts to complete, and of that total, the Company has entered into subcontracts with other contractors for $8.0 million, leaving approximately $1.0 million of work to be completed by the Company.  The Company expects the remainder of the wind-down work will be completed over the next six to nine months.

ADDITIONAL INFORMATION
For further details on the Company’s financial results, please refer to the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2011.

Integrated Electrical Services, Inc. is a leading national provider of electrical infrastructure services to the communications, commercial, industrial and residential markets.  Our 2,700 employees serve clients throughout the United States.  For more information about IES, please visit www.ies-co.com.

Certain statements in this release, including statements regarding the restructuring plan and total estimated charges and cost reductions associated with this plan, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. These statements involve risks and uncertainties that could cause the Company's actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the inherent uncertainties relating to estimating future operating results and the Company's ability to generate sales and operating income; potential defaults under credit facility and term loan; cross defaults under surety agreements; potential depression of stock price triggered by the potential sale of controlling interest or the entire company as a result of controlling stockholder’s decision to pursue a disposition of its interest in the company; potential disposition of a substantial portion of the company’s Commercial & Industrial segment for realized values substantially less than current book values, likely resulting in a material adverse impact on our financial results; fluctuations in operating results because of downturns in levels of construction; delayed project start dates and project cancellations resulting from adverse credit and capital market conditions that affect the cost and availability of construction financing; delayed payments resulting from financial and credit difficulties affecting customers and owners;  inability to collect moneys owed because of the depressed value of projects and the ineffectiveness of liens;  inaccurate estimates used in entering into contracts; inaccuracies in estimating revenue and percentage of completion on projects; the high level of competition in the construction industry, both from third parties and former employees; weather related delays; accidents resulting from the  physical hazards associated with the Company's work; difficulty in reducing SG&A to match lowered revenues; loss of key personnel; litigation risks and uncertainties; difficulties incorporating new accounting, control and operating procedures; and failure to recognize revenue from work that is yet to be performed on uncompleted contracts and/or from work that has been contracted but not started due to changes in contractual commitments.

You should understand that the foregoing, as well as other risk factors discussed in this document and in the Company’s annual report on Form 10-K for the year ended September 30, 2011, could cause future outcomes to differ materially from those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise information concerning its restructuring efforts, borrowing availability, or cash position or any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Forward-looking statements are provided in this press release pursuant to the safe harbor established under the private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein.

General information about Integrated Electrical Services, Inc. can be found at http://www.ies-co.com under "Investor Relations." The Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company’s website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended		Year Ended
	Sept 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010

Revenues	$ 126.9	$ 111.4	$ 481.6	$ 460.6
Cost of services	116.5	103.5	445.6	404.1
Gross profit	10.4	7.9	36.0	56.5
Selling, general and administrative expenses	18.4	18.9	69.3	84.9
(Gain) loss on asset sales	0.1	-	(6.6)	(0.2)
Asset Impairment	1.3	-	4.8	-
Restructuring charges	2.1	-	3.8	0.8
Loss from operations	(11.5)	(11.0)	(35.3)	(29.0)

Interest and other expense, net	0.5	0.7	2.3	3.1

Loss from operations before income taxes	(12.0)	(11.7)	(37.6)	(32.1)
Provision (benefit) for income taxes	-	(0.1)	0.1	-
Net loss	$ (12.0)	$ (11.6)	$ (37.7)	$ (32.1)

Loss per share:
Basic	$ (0.82)	$ (0.80)	$ (2.60)	$ (2.23)
Diluted	$ (0.82)	$ (0.80)	$ (2.60)	$ (2.23)

Shares used in the computation of loss per share:
Basic (in thousands)	14,558	14,426	14,494	14,409
Diluted (in thousands)	14,558	14,426	14,494	14,409

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
NON-GAAP RECONCILIATION OF ADJUSTED EBITDA
(DOLLARS IN MILLIONS)
(UNAUDITED)

	Three Months Ended		Year Ended
	Sept 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010

Net Income (Loss)	$ (12.0)	$ (11.6)	$ (37.7)	$ (32.1)
Interest Expense, net	0.5	0.7	2.3	3.1
Provision (Benefit) for Income Taxes	-	(0.1)	0.1	-
Depreciation and Amortization	1.4	1.2	6.4	5.3
EBITDA	(10.1)	(9.8)	(28.9)	(23.7)
Asset Impairment	1.3	-	4.8	-
Loss (gain) on asset sales	0.1	-	(6.6)	(0.2)
Non-cash equity compensation expense	0.2	0.3	0.8	1.4
Severance	0.1	-	2.2	1.2
2009 Restructuring expense	-	-	-	0.8
Wind-down Costs:
2011 Restructuring Plan	2.1	-	3.8	-
Centerpoint reserve (recovery)	-	-	(2.9)	3.7
C&I Wind-down operations	5.2	3.1	15.2	5.9
Subtotal wind-down costs	7.3	3.1	16.1	9.6
Adjusted EBITDA	$ (1.1)	$ (6.4)	$ (11.6)	$ (10.9)

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
NON-GAAP RECONCILIATION OF ADJUSTED NET LOSS
(DOLLARS IN MILLIONS)
(UNAUDITED)

	Three Months Ended		Year Ended
	Sept 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010

Net Loss	$ (12.0)	$ (11.6)	$ (37.7)	$ (32.1)
(Gain) loss on asset sales	0.1	-	(6.6)	(0.2)
Asset impairments	1.3	-	4.8	-
2011 Restructuring Plan	2.1	-	3.8	-
Accelerated amortization	0.7	-	2.9	-
Centerpoint reserve (recovery)	-	-	(2.9)	3.7
C&I Wind-down operations	5.2	3.1	15.2	5.9
2009 Restructuring Plan	-	-	-	0.8
Non-cash equity compensation	0.2	0.3	0.8	1.4
Severance	0.1	-	2.2	1.2
Adjusted Net Loss	$ (2.3)	$ (8.2)	$ (17.5)	$ (19.3)

Loss per share:
Basic	$ (0.16)	$ (0.57)	$ (1.21)	$ (1.34)
Diluted	$ (0.16)	$ (0.57)	$ (1.21)	$ (1.34)

Shares used in the computation of loss per share:
Basic (in thousands)	14,558	14,426	14,494	14,409
Diluted (in thousands)	14,558	14,426	14,494	14,409

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
SELECTED BALANCE SHEET AND CASH FLOW INFORMATION
(DOLLARS IN MILLIONS)
(UNAUDITED)

Selected Balance Sheet Data:
	September 30, 2011	September 30, 2010
Cash and Cash Equivalents	$ 35.6	$ 32.9
Working Capital (including cash and cash equivalents)	62.8	83.2
Total Assets	180.3	205.1
Total Debt	10.5	11.3
Total Stockholders’ Equity	64.8	101.6

Liquidity:

Cash and Cash Equivalents plus Borrowing Availability	$ 54.7	$ 45.6

Selected Cash Flow Data:
	Year Ended
	September 30, 2011	September 30, 2010
Cash provided (used) in operating activities	$ (11.9)	$ (13.2)
Cash provided (used) in investing activities	15.3	(0.2)
Cash provided (used) in financing activities	(0.8)	(17.9)

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
OPERATING SEGMENTS - CURRENT QUARTER AND PRIOR QUARTER RESULTS
(DOLLARS IN MILLIONS)
(UNAUDITED)

	Three Months Ended September 30, 2011
	Commun-		Commercial &
	ications	Residential	Industrial	Corporate	Total
Revenues	$ 26.8	$ 32.2	$ 67.9	$ -	$ 126.9
Cost of services	22.6	26.6	67.3	-	116.5
Gross profit	4.2	5.6	0.6	-	10.4
Selling, general and
administrative expenses (1)	3.5	4.6	7.6	2.7	18.4
(Gain) loss on asset sales	-	0.1	-	-	0.1
Asset Impairment	-	-	0.1	1.2	1.3
Restructuring charges	-	-	2.1	-	2.1
Income (loss) from operations	$ 0.7	$ 0.9	$ (9.2)	$ (3.9)	$ (11.5)

Other data:
Depreciation &
amortization expense	$ 0.1	$ 0.1	$ 0.4	$ 0.8	$ 1.4
Capital expenditures	$ 0.6	$ 0.1	$ -	$ 0.1	$ 0.8
Total assets	$ 23.1	$ 23.6	$ 80.1	$ 53.5	$ 180.3

	Three Months Ended September 30, 2010
	Commun-		Commercial &
	ications	Residential	Industrial	Corporate	Total
Revenues	$ 22.2	$ 27.5	$ 61.7	$ -	$ 111.4
Cost of services	18.9	23.4	61.2	-	103.5
Gross profit	3.3	4.1	0.5	-	7.9
Selling, general and
administrative expenses (1)	2.5	5.1	8.5	2.8	18.9
Income (loss) from operations	$ 0.8	$ (1.0)	$ (8.0)	$ (2.8)	$ (11.0)

Other data:
Depreciation &
amortization expense	$ 0.1	$ 0.2	$ 0.5	$ 0.4	$ 1.2
Capital expenditures	$ -	$ 0.1	$ 0.1	$ 0.1	$ 0.3
Total assets	$ 23.1	$ 31.4	$ 78.3	$ 68.4	$ 201.2

(1) Selling, general and administrative expenses includes Corporate allocations

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF GO FORWARD OPERATIONS
(DOLLARS IN MILLIONS)
(UNAUDITED)

	Three Months Ended September 30, 2011
	Commun-ications	Residential	C&I - Go Forward	Corporate	Go Forward Operations	C&I- Wind-down	Consolidated
Revenue	$ 26.8	$ 32.2	$ 60.5	$ -	$ 119.5	$ 7.4	$ 126.9
Cost of Revenue	22.6	26.6	56.6	-	105.8	10.7	116.5
Gross Profit	4.2	5.6	3.9	-	13.7	(3.3)	10.4
SG&A (1)	3.5	4.6	5.7	2.7	16.5	1.9	18.4
(Gain)/Loss on Dispositions	-	0.1	-	-	0.1	-	0.1
Impairment	-	-	0.1	1.2	1.3	-	1.3
Restructuring	-	-	-	-	-	2.1	2.1
Income (loss) from operations	$ 0.7	$ 0.9	$ (1.9)	$ (3.9)	$ (4.2)	$ (7.3)	$ (11.5)

	Year Ended September 30, 2011
	Commun-ications	Residential	C&I - Go Forward	Corporate	Go Forward Operations	C&I- Wind-down	Consolidated
Revenue	$ 93.6	$ 114.7	$ 229.2	$ -	$ 437.5	$ 44.1	$ 481.6
Cost of Revenue	81.0	96.0	215.6	-	392.6	53.0	445.6
Gross Profit	12.6	18.7	13.6	-	44.9	(8.9)	36.0
SG&A (1)	10.5	18.4	23.4	11.4	63.7	6.3	70.0
Centerpoint recovery	-	-	-	-	-	(2.9)	(2.9)
Severance	-	-	-	2.2	2.2	-	2.2
(Gain)/Loss on Dispositions	-	0.1	(0.1)	(6.6)	(6.6)	-	(6.6)
Impairment	0.1	-	0.1	4.6	4.8	-	4.8
Restructuring	-	-	-	-	-	3.8	3.8
Income (loss) from operations	$ 2.0	$ 0.2	$ (9.8)	$ (11.6)	$ (19.2)	$ (16.1)	$ (35.3)

	Three Months Ended September 30, 2010

	Commun- ications	Residential	C&I - Go Forward	Corporate	Go Forward Operations	C&I- Wind- down	Consolidated
Revenue	$ 22.2	$ 27.5	$ 49.3	$ -	$ 99.0	$ 12.4	$ 111.4
Cost of Revenue	18.9	23.4	46.9	-	89.2	14.3	103.5
Gross Profit	3.3	4.1	2.4	-	9.8	(1.9)	7.9
SG&A (1)	2.5	5.1	7.3	2.8	17.7	1.2	18.9
Income (loss) from operations	$ 0.8	$ (1.0)	$ (4.9)	$ (2.8)	$ (7.9)	$ (3.1)	$ (11.0)

	Year Ended September 30, 2010
	Commun- ications	Residential	C&I - Go Forward	Corporate	Go Forward Operations	C&I- Wind- down	Consolidated
Revenue	$ 79.3	$ 116.0	$ 202.3	$ -	$ 397.6	$ 63.0	$ 460.6
Cost of Revenue	65.5	92.4	183.2	-	341.1	63.0	404.1
Gross Profit	13.8	23.6	19.1	-	56.5	-	56.5
SG&A (1)	8.0	23.7	29.5	14.1	75.3	5.9	81.2
(Gain)/Loss on dispositions	-	-	(0.1)	(0.1)	(0.2)	-	(0.2)
Centerpoint reserve	-	-	-	-	-	3.7	3.7
Restructuring	-	-	0.7	0.1	0.8	-	0.8
Income (loss) from operations	$ 5.8	$ (0.1)	$ (11.0)	$ (14.1)	$ (19.4)	$ (9.6)	$ (29.0)

(1) SG&A includes Corporate allocations.

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